UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 8, 2011

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 001-33057

CATALYST PHARMACEUTICAL PARTNERS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	76-0837053
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

355 Alhambra Circle, Suite 1370

Coral Gables, Florida 33134

(Address Of Principal Executive Offices)

(305) 529-2522

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 8, 2011, Catalyst Pharmaceutical Partners, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (the “Underwriter”) relating to the issuance and sale by the Company of an aggregate of 2,259,943 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Offering”). The Company expects to receive net proceeds of approximately $2.2 million from the Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The Company expects to use the net proceeds from this offering to complete the non-clinical studies necessary to file an Investigational New Drug Application with the FDA for CPP-115, to fund a Phase I human clinical trial of CPP-115 and for general corporate purposes.

The description of the Offering provided herein is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as an exhibit to this report. The Company has filed the Underwriting Agreement as required by the rules and regulations of the Securities and Exchange Commission (the “Commission”). The Underwriting Agreement contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions thereof and in the context of the specific relationship between the parties. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended to be relied upon by investors and the public. Rather, investors and the public should look to the Company’s filings with the Commission for information regarding the Company.

The Shares are being issued pursuant to a prospectus supplement dated March 8, 2011, filed with the Commission pursuant to Rule 424(b) under the Securities Act, as part of a shelf takedown from the Company’s shelf registration statement on Form S-3 (Registration No. 333-170945), including a related prospectus, which was declared effective which was declared effective by the Securities and Exchange Commission on December 15, 2010.

On March 8, 2011, the Company issued a press release announcing the specific terms and conditions of the Offering. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement dated March 8, 2011, between Catalyst Pharmaceutical Partners, Inc. and Roth Capital Partners, LLC.

5.1	Opinion of Akerman Senterfitt.

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto).

99.1	Press release issued by the Company on March 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/s/ Jack Weinstein
Jack Weinstein
Vice President, Treasurer and CFO

Dated: March 8, 2011

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated March 8, 2011, between Catalyst Pharmaceutical Partners, Inc. and Roth Capital Partners

5.1	Opinion of Akerman Senterfitt

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto)

99.1	Press release issued by the Company on March 8, 2011

4